                                                                   EXHIBIT 99.21

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      % of pool  average LTV  LTV above 80%   LTV above 90%    % full doc   % owner occ   ave wac
                      ---------  -----------  -------------   -------------    ----------   -----------   -------
A     FICO below 600    20.94       80.18         44.84           11.07          74.88         97.28      7.22754
      FICO below 580    13.06       79.59         47.63            9.35          75.26         97.86      7.31343
      FICO below 560     7.93       78.17         43.02            4.88           76.5         97.93      7.45021

                        % below 100k    % above 500k   % IO    ave DTI   DTI > 45%
                        ------------    ------------   ----    -------   ---------
A     FICO below 600        11.44           4.17       2.47     39.83      32.75
      FICO below 580        10.51           4.24       0.51     40.05      33.46
      FICO below 560        11.27            3.9          0     39.81      33.51

                      % of pool  average LTV    FICO < 600      FICO < 575     % full doc   % owner occ   ave wac
                      ---------  -----------    ----------      ----------     ----------   -----------   -------
B     LTV above 85%      29.3      93.93          19.94            9.92          66.26         93.64      7.74558
      LTV above 90%     16.72      97.27          13.86            6.17           64.4         95.73      8.53334
      LTV above 95%       8.4      99.86           6.18            0.44          55.02         97.78       9.8962

                     % above 100k  % above 500k   % IO    ave DTI   DTI > 45%   LTV above 80%   LTV above 90%
                     ------------  ------------   ----    -------   ---------   -------------   -------------
B     LTV above 85%       23.92          6.53      11.02      40.21     32.79         100             57.07
      LTV above 90%       37.78          3.29       9.33      40.58     32.49         100               100
      LTV above 95%       67.01             0       0.31      40.39      30.8         100               100

                      % of pool  average LTV    FICO < 600      FICO < 575     % full doc   % owner occ   ave wac
                      ---------  -----------    ----------      ----------     ----------   -----------   -------
C      DTI > 40%         53.1      82.55          21.53           12.07          58.86          95.3      6.78708
       DTI > 45%        30.45       82.5          22.52           12.52          60.68         94.73      6.80821
       DTI > 50%         7.74       82.9          19.91              12           75.2         91.67      6.68609
       Average DTI

                       % below 100k    % above 500k   % IO    ave DTI   DTI > 45%   LTV above 80%   LTV above 90%
                       ------------    ------------   ----    -------   ---------   -------------   -------------
C      DTI > 40%           10.64           9.42       12.02    46.69      57.34         39.33           18.08
       DTI > 45%           10.42           7.74         7.7    49.42        100         41.03           17.84
       DTI > 50%            9.17           5.62        2.47    53.28        100         49.86           20.77
       Average DTI

                           % of pool   average LTV    FICO < 600    FICO < 575     % full doc   % owner occ   ave wac
                           ---------   -----------    ----------    ----------     ----------   -----------   -------
D     Non Owner Occ           3.84        80.54          9.95          3.95          58.29             0      6.84694
      Stated Docs            14.34        75.43         20.91         11.51              0         91.35      6.55197
      Loans below 100k        10.6        90.44         21.78         11.17          60.85         92.86       9.0045
      IO Loans               15.43        81.77          3.35          0.24          72.54         97.53      5.73875

                           % below 100k    % above 500k   % IO    ave DTI   DTI > 45%    LTV > 80%   LTV > 90%
                           ------------    ------------   ----    -------   ---------    ---------   ---------
D     Non Owner Occ            14.06           4.31          0     36.57      27.74        49.23       6.87
      Stated Docs               4.82              9       3.08     38.57      26.13        26.75       0.15
      Loans below 100k           100              0       0.78     39.06      29.23        70.94      58.82
      IO Loans                  0.59          23.81        100     37.33       15.2        25.95      10.11

E When do IOs reset (All IO Terms are 60 Months) Months to Next Rate Adjustment
  Shown Below

                                                                            REMAINING
MONTHS TO NEXT RESET    COUNT      BALANCE ($)     % OF BALANCE     WAC       TERM        WA LTV    WA FICO
--------------------    -----      -----------     ------------     ---     ---------     ------    -------
    17                      6      1,523,446.23         0.42       5.374       353         83.07      652
    18                     74     23,739,894.73         6.61       5.844       354         81.85      666
    19                    201     64,783,320.55        18.03       5.812       355         82.16      662
    20                    347    106,376,846.78        29.60       5.615       356         82.06      673
    21                    345    107,871,835.76        30.02       5.769       357         81.62      678
    31                      1        468,000.00         0.13       6.500       355         80.00      594
    32                      1        135,964.91         0.04       4.325       356         80.00      725
    33                      1        142,800.00         0.04       6.875       357         85.00      590
    54                     11      4,547,378.50         1.27       5.980       354         84.46      663
    55                     34      9,898,083.57         2.75       5.751       355         82.69      684
    56                     64     21,016,035.98         5.85       5.700       356         80.98      683
    57                     60     18,834,004.00         5.24       5.871       357         79.21      688
                         ----    --------------       ------       -----       ---         -----      ---
TOTAL:                   1145    359,337,611.01       100.00       5.739       356         81.77      673
                         ----    --------------       ------       -----       ---         -----      ---

F Is DTI off current mortgage rate for IO

G Summary of pool per grades

                                                                            REMAINING
CREDIT GRADE            COUNT      BALANCE ($)     % OF BALANCE     WAC       TERM        WA LTV    WA FICO
------------            -----      -----------     ------------     ---     ---------     ------    -------
AA                      6,412     1,199,627,414        51.52       6.488       335         82.57      690
A                        3343       593,748,124        25.50       6.757       339         82.14      627
A-                       1251       199,327,424         8.56       7.090       339         81.51      596
B+                        921       172,828,485         7.42       7.022       353         81.59      571
B                         901       152,312,754         6.54       7.467       352         76.95      541
B-                          1            73,640         0.00       9.500       177        100.00      662
C                          64        10,632,298         0.46       7.916       355         71.51      551
                       ------     -------------       ------       -----       ---        ------      ---
TOTAL:                 12,893     2,328,550,139       100.00       6.718       339         81.88      647
                       ------     -------------       ------       -----       ---        ------      ---

H What are top 10 cities and average strats for each

TOP 10 CITIES OF
  OVERALL POOL         LOANS      BALANCE ($)       BALANCE    RATE (%)     (MONTHS)     LTV    SCORE
----------------       -----      -----------       -------    --------     --------     ---    -----
LOS ANGELES CA            475    111,405,413.83       4.78       6.667         337      80.01    660
SAN DIEGO CA              141     37,541,897.38       1.61       6.301         339      78.99    658
LAS VEGAS NV              188     30,665,287.91       1.32       6.991         336      83.05    654
PALMDALE CA               167     27,206,868.04       1.17       6.649         332      83.33    644
RIVERSIDE CA              114     23,629,121.12       1.01       6.574         340      81.09    645
SACRAMENTO CA             139     22,827,075.35       0.98       6.652         339      83.25    638
SAN JOSE CA                72     21,776,732.34       0.94       6.306         336      82.01    663
CHICAGO IL                135     21,672,267.97       0.93       7.018         342      83.78    643
FONTANA CA                110     19,864,666.13       0.85       6.678         337      83.05    643
SAN FRANCIS CA             52     19,481,065.20       0.84       6.079         341      82.33    677
OTHER                   11300  1,992,479,744.22      85.57       6.736         339      81.96    645
                       ------  ----------------     ------       -----         ---      -----    ---
TOTAL:                 12,893  2,328,550,139.49     100.00       6.718         339      81.88    647
                       ------  ----------------     ------       -----         ---      -----    ---

I What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

                                                                                        % NON-
                                                               % STATED                 OWNER     % FICO LESS
LTV > 90   LOANS    BALANCE ($)    % OF BALANCE    RATE (%)    DOCTYPE    % IO LOANS   OCCUPIED     THAN 600
--------   -----    -----------    ------------    --------    --------   ----------   --------   -----------
           4123     389,349,860       16.72        8.53334     0.13          9.33        1.58       13.86

J What is max LTv of stated income and minimum FICO for stated income?
  Max LTV=95.00%
  Min FICO=500

K What is min FICO for loans above 90% LTV
  Min Fico for ltv greater than 90: 524

L Seasoning history - any over 3m?
  All Loan are 3 or months seasoned. 69.96% are more than 3 months seasoned.

M Excess spread?

N what is available funds cap schedule at forwards +200, fixed prepay at 50%
  CPR, ARM pay at 125% CPR